Exhibit 99.1

LETTER OF TRANSMITTAL

TITAN INTERNATIONAL, INC.

Offer to Exchange $400,000,000 of 6.875% Senior Secured Notes due 2020

Registered under the Securities Act of 1933 for

An Equal Amount of Outstanding Unregistered 6.875% Senior Secured Notes

due 2020

Pursuant to the Prospectus dated                     , 2014

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., EASTERN TIME, ON                     , 2014, UNLESS EXTENDED (SUCH DATE AND TIME, AS IT MAY BE EXTENDED, THE “EXPIRATION DATE”). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., EASTERN TIME, ON THE EXPIRATION DATE.

The Exchange Agent for the Exchange Offer is:

U.S. Bank National Association

Specialized Finance

111 Fillmore Ave E

EP-MN-WS2N

St. Paul, MN 55107

cts.specfinance@usbank.com

Phone: 800-934-6802

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY. YOU SHOULD READ THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL BEFORE COMPLETING IT.

The undersigned acknowledges that he or she has received the prospectus, dated                     , 2014 (the “Prospectus”), of Titan International, Inc., an Illinois corporation (the “Company”), and this letter of transmittal (this “Letter of Transmittal”), which together constitute the Company’s offer (the “Exchange Offer”) to exchange an aggregate principal amount of up to $400,000,000 of its 6.875% Senior Secured Notes due 2020 and the associated guarantees (together, the “Exchange Notes”), which have been registered under the Securities Act of 1933, as amended (the “Securities Act”), for a like principal amount of the Company’s outstanding 6.875% Senior Secured Notes due 2020 and the associated guarantees (together, the “Outstanding Notes”) issued on October 7, 2013, which have not been registered under the Securities Act. Capitalized terms used but not defined herein shall have the same meanings given them in the Prospectus. The Exchange Offer is subject to all of the terms and conditions set forth in the Prospectus, including, without limitation, the right of the Company to waive, subject to applicable laws, conditions. In the event of any conflict between this Letter of Transmittal and the Prospectus, the Prospectus shall govern.

The terms of the Exchange Notes are identical in all respects to the terms of the Outstanding Notes for which they may be exchanged pursuant to the Exchange Offer, except that the transfer restrictions, registration rights and provisions for additional interest relating to the Outstanding Notes do not apply to the Exchange Notes. For each Outstanding Note accepted for exchange, the holder of such Outstanding Note will receive an Exchange Note having a principal amount equal to that of the surrendered Outstanding Note. The Exchange Notes will bear interest from the date of issuance of the Outstanding Notes or, if later, the last interest payment date of the Outstanding Notes for which interest was paid prior to the issue date of the Exchange Notes. Interest on the Exchange Notes will accrue at the rate of 6.875% per annum and will be payable semi-annually on each April 1 and October 1 to holders of record. The Exchange Notes will mature on October 1, 2020.

The Company reserves the right, at any time or from time to time, to extend the Exchange Offer at its discretion, in which event the term “Expiration Date” shall mean the latest date to which the Exchange Offer is extended. The Company will notify the Exchange Agent and the registered holders of the Outstanding Notes of any such extension by oral or written notice thereof.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW. THE INSTRUCTIONS INCLUDED IN THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS, THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT. SEE INSTRUCTION 11.

The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

List below the Outstanding Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, list the certificate numbers and principal amount of Outstanding Notes on a separate signed schedule and affix the schedule to this Letter of Transmittal. Tenders of Notes will be accepted only in principal amounts equal to $2,000 and integral multiples of $1,000. No alternative, conditional or contingent tenders will be accepted.

DESCRIPTION OF OUTSTANDING NOTES
Name(s) and Address(es) of Holder(s) or Name of DTC Participant and Participant’s DTC Account Number in which the Outstanding Notes are Held (Please fill in, if blank)	Certificate Numbers*	Aggregate Principal Amount Represented**	Principal Amount Tendered**

Total Principal Amount of Notes

  *  Need not be completed by Holders tendering by book entry transfer (see below).

**  Unless otherwise indicated in the column labeled “Principal Amount Tendered” and subject to the terms and conditions set forth in the Prospectus, a Holder will be deemed to have tendered the entire aggregate principal amount represented by the Outstanding Notes indicated in the column labeled “Aggregate Principal Amount Represented”. See Instruction 2.

If not already printed above, the name(s) and address(es) of the registered Holder(s) should be printed exactly as they appear on the certificate(s) representing Outstanding Notes tendered hereby or, if tendered by a participant in DTC, exactly as such participant’s name appears on a security position listing as the owner of the Outstanding Notes.

☐	CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE DEPOSITORY TRUST COMPANY (“DTC”) AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

DTC Book-Entry Account:

Transaction Code Number:

☐	CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:

Address:

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the principal amount of Outstanding Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Outstanding Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Outstanding Notes as are being tendered hereby.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Outstanding Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned further represents that (i) it will acquire the Exchange Notes in the ordinary course of its business; (ii) it has no arrangements or understandings with any person to participate in a distribution of the Exchange Notes; and (iii) it is not an “affiliate” of the Company within the meaning of Rule 405 under the Securities Act.

The undersigned also acknowledges that this Exchange Offer is being made by the Company based upon the Company’s understanding of an interpretation by the staff of the Securities and Exchange Commission (the “Commission”) as set forth in no-action letters issued to third parties, that the Exchange Notes issued in exchange for the Outstanding Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an “affiliate” of the Company within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that: (i) such holders are not affiliates of the Company within the meaning of Rule 405 under the Securities Act; (ii) such Exchange Notes are acquired in the ordinary course of such holder’s business; and (iii) such holders are not engaged in, and do not intend to engage in, a distribution of the Exchange Notes and have no arrangement or understanding with any person to participate in the distribution of the Exchange Notes. However, the staff of the Commission has not considered the Exchange Offer in the context of a request for a no-action letter, and there can be no assurance that the staff of the Commission would make a similar determination with respect to the Exchange Offer as it has in other circumstances.

Any broker-dealer and any holder who has an arrangement or understanding with any person to participate in the distribution of Exchange Notes may not rely on the applicable interpretations of the staff of the Commission. Consequently, these holders must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any secondary resale transaction. If the undersigned is a broker-dealer, it acknowledges that the staff of the Commission considers broker-dealers that acquired Outstanding Notes directly from the Company, but not as a result of market-making activities or other trading activities, to be making a distribution of the Exchange Notes.

If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Outstanding Notes acquired by such broker-dealer as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Outstanding Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, personal representatives, executors, administrators, trustees in bankruptcy and other legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in “The Exchange Offer—Withdrawal Rights” section of the Prospectus.

Unless otherwise indicated herein in the box entitled “Special Issuance Instructions” below, please issue the Exchange Notes in the name of the undersigned or, in the case of a book-entry delivery of Outstanding Notes, please credit the book-entry account indicated above maintained at DTC. Similarly, unless otherwise indicated under the box entitled “Special Delivery Instructions” below, please send the Exchange Notes (and, if applicable, substitute certificates representing Outstanding Notes for any Outstanding Notes not exchanged) to the undersigned at the address shown above in the box entitled “Description of Outstanding Notes.”

THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED “DESCRIPTION OF OUTSTANDING NOTES” ABOVE AND SIGNING THIS LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED THE OUTSTANDING NOTES AS SET FORTH IN SUCH BOX ABOVE.

SPECIAL ISSUANCE INSTRUCTIONS

(SEE INSTRUCTIONS 3, 4, 5 AND 7)

To be completed ONLY if certificates for Outstanding Notes not tendered and/or Exchange Notes are to be issued in the name of and sent to someone other than the person(s) whose signature(s) appear(s) on this Letter of Transmittal above or if Outstanding Notes delivered by book-entry transfer that are not accepted for exchange are to be returned by credit to an account maintained at DTC other than the account indicated above.

Issue: Exchange Notes and/or Outstanding Notes to:
Name(s):
(Please Type or Print)

(Please Type or Print)

Address:
(Including Zip Code) (Complete accompanying Form W-9)

☐	Credit unexchanged Outstanding Notes delivered by book-entry transfer to the DTC account set forth below.

(DTC Account Number, if applicable)

SPECIAL DELIVERY INSTRUCTIONS
(SEE INSTRUCTIONS 3, 4, 5 AND 7)

To be completed ONLY if certificates for Outstanding Notes not tendered and/or Exchange Notes are to be sent to someone other than the person(s) whose signature(s) appear(s) on this Letter of Transmittal above or to such person(s) at an address other than shown in the box entitled “Description of Outstanding Notes” on this Letter of Transmittal above.

Mail Exchange Notes and/or Outstanding Notes to:
Name(s):
(Please Type or Print)

(Please Type or Print)

Address:
(Including Zip Code)

IMPORTANT: THIS LETTER OF TRANSMITTAL, OR A FACSIMILE HEREOF, OR AN AGENT’S MESSAGE (TOGETHER WITH THE CERTIFICATES FOR OUTSTANDING NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., EASTERN TIME, ON THE EXPIRATION DATE.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL

CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

PLEASE SIGN HERE
(To be completed by all tendering holders of Outstanding Notes, regardless of whether Outstanding Notes are being physically delivered herewith)

This Letter of Transmittal must be signed by the holder(s) of Outstanding Notes exactly as their name(s) appear(s) on certificate(s) for Outstanding Notes or, if delivered by a participant in DTC, exactly as such participant’s name appears on a security position listing as the owner of Outstanding Notes, or by person(s) authorized to become holder(s) by endorsements and documents transmitted with this Letter of Transmittal. If any signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below beside “Capacity” and submit evidence satisfactory to the Company of such person’s authority to so act. See Instruction 4.

If the signature appearing below is not of the record holder(s) of the Outstanding Notes, then the record holder(s) must sign a valid bond power.

X

X
(Signature(s) of Registered Holder(s) or Authorized Signatory)

Date:

Name:

Capacity:

Address:
(Include Zip Code)

Area Code and Telephone No.:

Please complete Form W-9 Herein

MEDALLION SIGNATURE GUARANTEE
(If Required by Instruction 4)

Name of Eligible Institution Guaranteeing Signatures

Address (including Zip Code) and Telephone Number (including Area Code) of Firm

Authorized Signature

Printed Name

Title

Date

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER TO EXCHANGE

Registered 6.875% Senior Secured Notes due 2020 for

Outstanding 6.875% Senior Secured Notes due 2020 Issued October 7, 2013

of Titan International, Inc.

1.    Delivery of this Letter of Transmittal and Outstanding Notes.    A holder of Outstanding Notes may tender the same by (i) properly completing and signing this Letter of Transmittal or a facsimile thereof (all references in the Prospectus to the Letter of Transmittal shall be deemed to include a facsimile thereof) and delivering the same, together with the certificate or certificates, if applicable, representing the Outstanding Notes being tendered and any required signature guarantees and any other documents required by this Letter of Transmittal, to the Exchange Agent at its address set forth above on or prior to the Expiration Date or (ii) complying with the procedure for book-entry transfer described below. Outstanding Notes tendered hereby must be in denominations of $2,000 or any integral multiple of $1,000 in excess thereof.

For purposes of the Exchange Offer, the Exchange Agent will establish an account at DTC, with respect to the Outstanding Notes promptly after the date of the Prospectus. DTC participants may make book-entry delivery of Outstanding Notes by causing DTC to transfer such Outstanding Notes into the Exchange Agent’s account at DTC in accordance with DTC’s Automated Tender Offer Program (“ATOP”) procedures for such transfer. However, although delivery of Outstanding Notes may be effected through book-entry transfer at DTC, an Agent’s Message (as defined in the next paragraph) in connection with a book-entry transfer and any other required documents, must, in any case, be transmitted to and received by the Exchange Agent at the address specified on the cover page of this Letter of Transmittal on or prior to the Expiration Date for a holder to have validly tendered its Outstanding Notes.

A holder may tender Outstanding Notes that are held through DTC by transmitting its acceptance through DTC’s ATOP, for which the transaction will be eligible, and DTC will then edit and verify the acceptance and send an Agent’s Message to the Exchange Agent for its acceptance. The term “Agent’s Message” means a message transmitted by DTC to, and received by, the Exchange Agent and forming part of the book-entry confirmation, which states that DTC has received an express acknowledgment from the participant tendering the Outstanding Notes that such participant has received the Letter of Transmittal and agrees to be bound by the terms of this Letter of Transmittal and that the Company may enforce such agreement against such participant. Delivery of an Agent’s Message will also constitute an acknowledgment from the tendering DTC participant that the representations and warranties set forth in this Letter of Transmittal are true and correct.

DELIVERY OF THE AGENT’S MESSAGE BY DTC WILL SATISFY THE TERMS OF THE EXCHANGE OFFER AS TO EXECUTION AND DELIVERY OF A LETTER OF TRANSMITTAL BY THE PARTICIPANT IDENTIFIED IN THE AGENT’S MESSAGE.

THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE OUTSTANDING NOTES AND ALL OTHER REQUIRED DOCUMENTS, OR BOOK-ENTRY TRANSFER AND TRANSMISSION OF AN AGENT’S MESSAGE BY A DTC PARTICIPANT, ARE AT THE ELECTION AND RISK OF THE TENDERING HOLDERS. INSTEAD OF DELIVERY BY MAIL, IT IS RECOMMENDED THAT HOLDERS USE AN OVERNIGHT OR HAND-DELIVERY SERVICE. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE TIMELY DELIVERY TO THE EXCHANGE AGENT BEFORE THE EXPIRATION DATE. NO LETTER OF TRANSMITTAL OR OUTSTANDING NOTES SHOULD BE SENT TO THE COMPANY OR DTC. HOLDERS MAY REQUEST THEIR RESPECTIVE BROKERS, DEALERS, COMMERCIAL BANKS, TRUST COMPANIES OR NOMINEES TO EFFECT THE TENDERS FOR SUCH HOLDERS. SEE “THE EXCHANGE OFFER” SECTION OF THE PROSPECTUS.

2.    Partial Tenders; Withdrawals.    If less than all of the Outstanding Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Outstanding Notes tendered in the box entitled “Description of Outstanding Notes—Principal Amount Tendered.” A newly issued certificate for the Outstanding Notes submitted but not tendered will be sent to such holder as soon as practicable after the Expiration Date. All Outstanding Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise clearly indicated.

If not yet accepted, a tender pursuant to the Exchange Offer may be withdrawn at any time prior to 5:00 p.m., Eastern time, on the Expiration Date.

For a withdrawal to be effective:

•	the Exchange Agent must receive a written notice, which may be by facsimile transmission or letter, of withdrawal at the address set forth above, or

•	for DTC participants, holders must comply with DTC’s standard operating procedures for electronic tenders and the Exchange Agent must receive an electronic notice of withdrawal from DTC.

Any notice of withdrawal must:

•	specify the name of the person who deposited the Outstanding Notes to be withdrawn,

•	identify the Outstanding Notes to be withdrawn, including the certificate number or numbers and principal amount of the Outstanding Notes to be withdrawn,

•	be signed by the person who tendered the Outstanding Notes in the same manner as the original signature on this Letter of Transmittal, including any required signature guarantees, and

•	specify the name in which any Outstanding Notes are to be re-registered, if different from that of the withdrawing holder.

The Exchange Agent will return the properly withdrawn Outstanding Notes without cost to the holder promptly following receipt of the notice of withdrawal. If Outstanding Notes have been tendered pursuant to the procedure for book-entry transfer, any notice of withdrawal must specify the name and number of the account at the book-entry transfer facility to be credited with the withdrawn Outstanding Notes or otherwise comply with the book-entry transfer facility’s procedures. All questions as to the validity, form and eligibility, including time of receipt, of any notice of withdrawal will be determined by the Company, in its sole discretion, and such determination will be final and binding on all parties.

3.    Tender by Holder.    Except in limited circumstances, only a DTC participant listed on a DTC securities position listing may tender Outstanding Notes in the Exchange Offer. Any beneficial owner of Outstanding Notes who is not the registered holder and is not a DTC participant and who wishes to tender should arrange with such registered holder to execute and deliver this Letter of Transmittal on such beneficial owner’s behalf or must, prior to completing and executing this Letter of Transmittal and delivering his, her or its Outstanding Notes, either make appropriate arrangements to register ownership of the Outstanding Notes in such beneficial owner’s name or obtain a properly completed bond power from the registered holder or properly endorsed certificates representing such Outstanding Notes.

4.    Signatures on this Letter of Transmittal, Bond Powers and Endorsements; Guarantee of Signatures.    If this Letter of Transmittal is signed by the registered holder of the Outstanding Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without alteration, enlargement or any change whatsoever.

If any tendered Outstanding Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If any tendered Outstanding Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of certificates.

When this Letter of Transmittal is signed by the registered holder (including any participant in DTC whose name appears on a security position listing as the owner of the Outstanding Notes) of the Outstanding Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the Exchange Notes are to be issued to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) must be guaranteed by an Eligible Institution (as defined below).

If this Letter of Transmittal is signed by a person other than the registered holder or holders of any Outstanding Notes specified therein, such certificate(s) must be endorsed by such registered holder(s) or accompanied by separate written instruments of transfer or endorsed in blank by such registered holder(s) exchange in form satisfactory to the Company and duly executed by the registered holder, in either case signed exactly as such registered holder(s) name(s) appear(s) on the Outstanding Notes.

If this Letter of Transmittal or any certificates of Outstanding Notes or separate written instruments of transfer or exchange are signed or endorsed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Company, evidence satisfactory to the Company of their authority to so act must be submitted with this Letter of Transmittal.

Signature on a Letter of Transmittal or a notice of withdrawal, as the case may be, must be guaranteed by an Eligible Institution unless the Outstanding Notes tendered pursuant thereto are tendered (i) by a registered holder (including any participant in DTC whose name appears on a security position listing as the owner of the Outstanding Notes) who has not completed the box entitled “Special Issuance Instructions” or “Special Delivery Instructions” on this Letter of Transmittal or (ii) for the account of an Eligible Institution. In the event that signatures on this Letter of Transmittal or a notice of withdrawal, as the case may be, are required to be guaranteed, such guarantee must be by a member firm of a registered national securities exchange or of the Financial Industry Regulatory Authority, a commercial bank or trust company having an office or correspondent in the United States or an “eligible guarantor institution” within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each of the foregoing an “Eligible Institution”).

5.    Special Issuance and Delivery Instructions.    Tendering holders of Outstanding Notes should indicate in the applicable box the name and address to which Exchange Notes issued pursuant to the Exchange Offer are to be issued or sent, if different from the name or address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Holders tendering Outstanding Notes by book-entry transfer may request that Outstanding Notes not exchanged be credited to such account maintained at DTC as such holder may designate hereon. If no such instructions are given, such Outstanding Notes not exchanged will be returned to the name or address of the person signing this Letter of Transmittal.

6.    Taxpayer Identification Number.    To comply with Treasury Department Circular 230, tendering holders of Outstanding Notes are hereby notified that: (A) any discussion of tax matters set forth in this Letter of Transmittal is not intended or written by us to be used, and cannot be used by any taxpayer, for the purpose of avoiding penalties that may be imposed on the taxpayer under the Internal Revenue Code of 1986, as amended; (B) such discussion is written to support the promotion or marketing of the transactions or matters addressed herein; and (C) a taxpayer should seek advice based on the taxpayer’s particular circumstances from an independent tax advisor.

A holder that is a U.S. Person (as defined in the instructions to Form W-9 below) (a “U.S. Holder”) whose Outstanding Notes are tendered and accepted for exchange in the Exchange Offer may be subject to information reporting and backup withholding at the rate of 28% on any payments that may be made by the Company on account of Exchange Notes issued pursuant to the Exchange Offer, unless such U.S. Holder (i) is a corporation or other “exempt recipient” and, when required, establishes this exemption or (ii) in the case of backup withholding, provides the U.S. Holder’s correct taxpayer identification number (which, in the case of an individual, is his or her social security or individual taxpayer identification number), certifies that the U.S. Holder is not currently subject to backup withholding and otherwise complies with applicable requirements of the backup withholding rules. A U.S. Holder can generally satisfy these requirements by completing and submitting the enclosed Form W-9 to the Exchange Agent. Exempt Holders should complete the Form W-9 and enter their exempt payee code on the applicable line to avoid erroneous backup withholding. Additional instructions for completing the Form W-9, including guidance for reporting the correct taxpayer identification number, are included immediately following the form below. You must cross out the certification in item 2 of Part II if you are subject to backup withholding. A U.S. Holder who does not provide the Exchange Agent with the U.S. Holder’s correct taxpayer identification number may be subject to penalties imposed by the Internal Revenue Service (the “IRS”). If the Exchange Notes are held in more than one name or are not held in the name of the actual owner, consult the instructions for Form W-9 provided below for additional guidance as to which taxpayer identification number to report. If you do not have a taxpayer identification number, apply for one immediately, write “Applied For” in the space for the taxpayer identification number and complete the rest of the Form W-9. If you have applied for a taxpayer identification number and the Exchange Agent does not receive your taxpayer identification number prior to the time of a reportable payment, the Exchange Agent will withhold the applicable backup withholding amount from such payment. Backup withholding is not an additional tax; any amount so withheld may be credited against the U.S. Holder’s U.S. federal income tax liability. If backup withholding results in an overpayment of U.S. federal income taxes, a refund may be obtained from the IRS, provided that the required information is timely furnished to the IRS.

Form W-9, as revised in August, 2013, now contains a certification as to whether taxpayer, who is completing Form W-9, is exempt from FATCA (Foreign Account Tax Compliance Act) reporting. FATCA requires a participating foreign financial institution to report all United States account holders that are specified as United States persons. Certain payees are exempt from reporting. When applicable, the person completing Form W-9 must establish the exemption from FATCA reporting by placing a code on Form W-9. The codes are as follows: A (an exempt organization); B (the United States or any of its agencies or instrumentalities); C (a state, the District of Columbia or a possession of the U.S.); D (a corporation the stock of which is regularly traded on an established securities market); E (a corporation that is a member of the same affiliated group as an organization described in “D”); F (a dealer in securities and other instruments that is registered as such under the laws of the U.S. or any state); G (a real estate investment trust); H (a regulated investment company); I (a common trust fund); J (a bank); K (a broker); L (a charitable remainder or annuity trust); and M (certain types of employee benefit plans).

Payees that are not U.S. Holders (“Non-U.S. Holders”) should not complete the Form W-9, but must instead complete and submit to the Exchange Agent a Form W-8BEN, Form W-8ECI, Form W-8EXP, or Form W-8IMY, as appropriate, to establish their exempt status as Non-U.S. Holders. These forms may be obtained from the Exchange Agent or the IRS at its website: www.irs.gov.

A Non-U.S. Holder will be subject to a 30% withholding tax on any payments received in respect of accrued but unpaid interest, unless such Holder is exempt from such tax and provides a properly completed and applicable Form W-8 certifying to such exempt status.

Failure to include a properly completed Form W-9 or IRS Form W-8BEN, Form W-8ECI, Form W 8EXP, or Form W-8IMY may result in the application of U.S. backup withholding.

7.    Transfer Taxes.    Holders who tender their Outstanding Notes for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, Exchange Notes are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Outstanding Notes tendered hereby, or if tendered Outstanding Notes are registered in the name of any person other than the person signing this Letter of

Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Outstanding Notes in connection with the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the Outstanding Notes specified in this Letter of Transmittal.

8.    Waiver of Conditions.    The Company reserves the right to waive satisfaction of any or all conditions enumerated in the Prospectus at any time and from time to time prior to the Expiration Date.

9.    No Conditional Tenders.    No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Outstanding Notes, by execution of this Letter of Transmittal or, in lieu thereof, in accordance with DTC’s ATOP procedures, shall waive any right to receive notice of the acceptance of their Outstanding Notes for exchange.

Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Outstanding Notes nor shall any of them incur any liability for failure to give any such notice.

10.    Mutilated, Lost, Stolen or Destroyed Outstanding Notes.    Any holder whose Outstanding Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address and telephone number indicated above for further instructions.

11.    Requests for Assistance or Additional Copies.    Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, should be directed to the Exchange Agent, at the address and telephone number indicated above.

Form W-9 (Rev. August 2013) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification	Give Form to the requester. Do not send to the IRS.

Print or type. See Specific Instructions on page 2.	Name (as shown on your income tax return)
Business name/disregarded entity name, if different from above
	Check appropriate box for federal tax classification:								Exemptions (see instructions) Exempt payee code (if any) Exemption from FATCA reporting code (if any)
	☐ Individual/sole proprietor	☐	C Corporation	☐	S Corporation	☐	Partnership	☐ Trust/estate
☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=partnership) ☐ Other (see instructions)
	Address (number, street, and apt. or suite no.)								Requester’s name and address (optional)
City, state, and ZIP code
List account numbers(s) here (optional)

Part I	Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on the “Name” line to avoid backup withholding. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 3.

Note. If the account is in more than one name, see the chart on page 4 for guidelines on whose number to enter.

Social security number
–	–

Employer identification number
–

Part II	Certification

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

2.	I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

3.	I am a U.S. citizen or other U.S. person (defined below), and

4.	The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions on page 4.

Sign Here	Signature of U.S. person >	Date >

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted. Future developments. The IRS has created a page on IRS.gov for information about Form W-9, at www.irs.gov/w9. Information about any future developments affecting Form W-9 (such as legislation enacted after we release it) will be posted on that page.

Purpose of Form

A person who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, payments made to you in settlement of payment card and third party network transactions, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners’ share of effectively connected income, and

4. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct.

Note. If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

— An individual who is a U.S. citizen or U.S. resident alien,

— A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States,

— An estate (other than a foreign estate), or

— A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners’ share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income.

Cat. No. 10231X	Form W-9 (Rev. 8-2013)

Form W-9 (Rev. 8-2013)	Page 2

In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States is in the following cases:

— In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity,

— In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust, and

— In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person, or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8 or Form 8233.

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS a percentage of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See Exempt payee code on page 3 and the separate Instructions for the Requester of Form W-9 for more information.

Also see Special rules for partnerships on page 1.

What is FATCA reporting? The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See Exemption from FATCA reporting code on page 3 and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account, for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Name

If you are an individual, you must generally enter the name shown on your income tax return. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.

Sole proprietor. Enter your individual name as shown on your income tax return on the “Name” line. You may enter your business, trade, or “doing business as (DBA)” name on the “Business name/disregarded entity name” line.

Partnership, C Corporation, or S Corporation. Enter the entity’s name on the “Name” line and any business, trade, or “doing business as (DBA) name” on the “Business name/disregarded entity name” line.

Disregarded entity. For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a “disregarded entity.” See Regulation section 301.7701-2(c)(2)(iii). Enter the owner’s name on the “Name” line. The name of the entity entered on the “Name” line should never be a disregarded entity. The name on the “Name” line must be the name shown on the income tax return on which the income will be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner’s name is required to be provided on the “Name” line. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity’s name on the “Business name/disregarded entity name” line. If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Note. Check the appropriate box for the federal tax classification of the person whose name is entered on the “Name” line (Individual/sole proprietor, Partnership, C Corporation, S Corporation, Trust/estate).

Form W-9 (Rev. 8-2013)	Page 3

Limited Liability Company (LLC). If the person identified on the “Name” line is an LLC, check the “Limited liability company” box only and enter the appropriate code for the U.S. federal tax classification in the space provided. If you are an LLC that is treated as a partnership for U.S. federal tax purposes, enter “P” for partnership. If you are an LLC that has filed a Form 8832 or a Form 2553 to be taxed as a corporation, enter “C” for C corporation or “S” for S corporation as appropriate. If you are an LLC that is disregarded as an entity separate from its owner under Regulation section 301.7701-3 (except for employment and excise tax), do not check the LLC box unless the owner of the LLC (required to be identified on the “Name” line) is another LLC that is not disregarded for U.S. federal tax purposes. If the LLC is disregarded as an entity separate from its owner, enter the appropriate tax classification of the owner identified on the “Name” line.

Other entities. Enter your business name as shown on required U.S. federal tax documents on the “Name” line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the “Business name/ disregarded entity name” line.

Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the Exemptions box, any code(s) that may apply to you. See Exempt payee code and Exemption from FATCA reporting code on page 3.

Exempt payee code. Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends. Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions.

Note. If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

The following codes identify payees that are exempt from backup withholding:

1—An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2)

2—The United States or any of its agencies or instrumentalities

3—A state, the District of Columbia, a possession of the United States or any of their political subdivisions or instrumentalities,

4—A foreign government or any of its political subdivisions, agencies, or instrumentalities

5—A corporation

6—A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States

7—A futures commission merchant registered with the Commodity Futures Trading Commission

8—A real estate investment trust

9—An entity registered at all times during the tax year under the Investment Company Act of 1940

10—A common trust fund operated by a bank under section 584(a)

11—A financial institution

12—A middleman known in the investment community as a nominee or custodian

13—A trust exempt from tax under section 664 or described in section 4947

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 7
Broker transactions	Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.
Barter exchange transactions and patronage dividends	Exempt payees 1 through 4
Payments over $600 required to be reported and direct sales over $5,000 [1]	Generally, exempt payees 1 through 5 [2]
Payments made in settlement of payment card or third party network transactions	Exempt payees 1 through 4

1 See Form 1099-MISC, Miscellaneous Income, and its instructions.

2 However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees, gross proceeds paid to an attorney, and payments for services paid by a federal executive agency.

Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements.

A—An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37)

B—The United States or any of its agencies or instrumentalities

C—A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities

D—A corporation the stock of which is regularly traded on one or more established securities markets, as described in Reg. section 1.1472-1(c)(1)(i)

E—A corporation that is a member of the same expanded affiliated group as a corporation described in Reg. Section 1.1472-1(c)(1)(i)

F—A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state

G—A real estate investment trust

H—A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940

I—A common trust fund as defined in section 584(a)

J—A bank as defined in section 581

K—A broker

L—A trust exempt from tax under section 664 or described in section 4947(a)(1)

M—A tax exempt trust under a section 403(b) plan or section 457(b) plan

Form W-9 (Rev. 8-2013)	Page 4

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are a single-member LLC that is disregarded as an entity separate from its owner (see Limited Liability Company (LLC) on page 2), enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or partnership, enter the entity’s EIN.

Note. See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting IRS.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 4 and 5 below indicate otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on the “Name” line must sign. Exempt payees, see Exempt Payee code earlier.

Signature requirements. Complete the certification as indicated in items 1 through 5 below.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:		Give name and SSN of:
1.	Individual	The individual
2	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account [1]
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor [2]
4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee [1]
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner [1]
5.	Sole proprietorship or disregarded entity owned by an individual	The owner [3]
6.	Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulation section 1.671-4(b)(2)(i)(A))	The grantor*
For this type of account:		Give name and EIN of:
7.	Disregarded entity not owned by an individual	The owner
8.	A valid trust, estate, or pension trust	Legal entity [4]
9.	Corporate or LLC electing corporate status on Form 8832 or Form 2553	The corporation
10.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
11.	Partnership or multi-member LLC	The partnership
12.	A broker or registered nominee	The broker or nominee
13.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
14.	Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulation section 1.671-4(b)(2)(i)(B))	The trust

1 List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.

2 Circle the minor’s name and furnish the minor’s SSN.

3 You must show your individual name and you may also enter your business or “DBA” name on the “Business name/disregarded entity” name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

4 List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships on page 1.

* Note. Grantor also must provide a Form W-9 to trustee of trust.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Form W-9 (Rev. 8-2013)	Page 5

Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, social security number (SSN), or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

— Protect your SSN,

— Ensure your employer is protecting your SSN, and

— Be careful when choosing a tax preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

For more information, see Publication 4535, Identity Theft Prevention and Victim Assistance.

Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: spam@uce.gov or contact them at www.ftc.gov/idtheft or 1-877-IDTHEFT (1-877-438-4338).

Visit IRS.gov to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.

Any questions or requests for assistance or additional copies of this Letter of Transmittal or the Exchange Offer may be directed to the Exchange Agent at the telephone numbers and address listed below. A Holder may also contact such Holder’s broker, dealer, commercial bank, trust company or nominee for assistance concerning the Exchange Offer.

The Exchange Agent for the Exchange Offer is:

U.S. Bank National Association

Specialized Finance

111 Fillmore Ave E

EP-MN-WS2N

St. Paul, MN 55107

cts.specfinance@usbank.com

Phone: 800-934-6802